UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

BP Prudhoe Bay Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-10243	13-6943724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee 601 Travis Street 16th Floor
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 483-6020

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	BPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

This Form 8-K/A is filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by BP Prudhoe Bay Royalty Trust (the “Trust”) on December 29, 2020 (the “Original Form 8-K”). This Amendment No. 1 is filed to provide additional information related to the Original Form 8-K in response to certain inquiries received by The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as trustee (the “Trustee”).

Reference is made to the BP Prudhoe Bay Royalty Trust Agreement, dated February 28, 1989 (the “Trust Agreement”), among The Standard Oil Company, Hilcorp North Slope, LLC (successor to BP Exploration (Alaska) Inc.) (“HNS”), the Trustee, and BNY Mellon Trust of Delaware (as successor to F. James Hutchinson), as co-trustee. The Trust filed the Original Form 8-K to disclose that the Trustee had made a demand for indemnity and reimbursement of expenses upon HNS in the amount of $537,834.73, representing the Trust’s current unpaid expenses through December 18, 2020, that HNS paid the requested funds to the Trustee and the Trustee intended to apply those funds to the Trust’s current unpaid expenses in accordance with the Trust Agreement. For more information see the Original Form 8-K.

As disclosed in the Original Form 8-K, the Trustee received an indemnity payment from HNS pursuant to Section 7.02 of the Trust Agreement because of the Trust’s operational funding shortfall. The Trust is not required to reimburse HNS for indemnity payments made pursuant to the Trust Agreement. As also disclosed in the Original Form 8-K, the Trustee used the indemnity payment to pay all current accrued and unpaid expenses and fees of the Trust incurred through December 18, 2020. Because of the passive nature of the Trust’s assets and the restrictions on the power of the Trustee to incur obligations, the only liabilities that the Trust normally incurs in the conduct of its operations are the Trustee’s fees, costs and routine administrative expenses, including accounting, legal and other professional fees. The Trustee expects that the Trust will continue to incur additional operating expenses necessary to provide its administrative services to the Trust under the Trust Agreement. The Trust’s only source of revenue is royalty payments and as previously disclosed, the Trust did not receive any royalty payments in the four quarters of 2020. As a result, the Trust has not been able to make a quarterly deduction to replenish the funds on deposit in the cash reserve account since January 2020. The Trust cannot predict if or when royalty payments will resume in the future.

As disclosed in the Original Form 8-K and in the Trust’s report on Form 10-Q for the quarter period ended September 30, 2020, the Trustee is currently exploring with HNS the options available to the Trust under the Trust Agreement to address the Trust’s continuing operational funding shortfall. These options may include the Trust obtaining a loan, selling a portion of the Trust assets, or selling all of the Trust assets and taking the necessary steps to terminate the Trust. These options may also include transactions with HNS or third parties. Additionally, the Trustee may also seek further indemnity from HNS to fund administrative expenses in accordance with terms of the Trust Agreement.

Cautionary Statement Regarding Forward Looking Statements

This report contains forward looking statements (that is, statements anticipating future events or conditions and not statements of historical fact). Words such as “anticipate,” “expect,” “believe,” “intend,” “plan” or “project,” and “should,” “would,” “could,” “potentially,” “possibly” or “may,” and other words that convey uncertainty of future events or outcomes are intended to identify forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties beyond the control of the Trustee. Currently, the most significant of such risks and uncertainties relate to the COVID-19 pandemic, which has caused a global slowdown of economic activity (including decrease in demand for a broad variety of goods and services), disruptions in global supply chains and significant volatility and disruption of financial markets. The severity, magnitude and duration of the impact that the COVID-19 pandemic will continue to have on the world economy are uncertain, rapidly changing and difficult to predict. Among other risks and uncertainties are: future changes in oil prices; oil production levels; economic activity; domestic and international political events and developments; legislation and regulation; and certain changes in expenses of the Trust.

The actual results, performance and prospects of the Trust could differ materially from those expressed or implied by forward-looking statements. Descriptions of material risks known to the Trustee that could affect the future performance of the Trust appear in Item 1A, “Risk Factors,” of the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) and the Trust’s most recent Quarterly Report on Form 10-Q and the other reports filed by the Trust. There may be additional risks of which the Trustee is unaware or which are currently deemed immaterial.

In the light of these risks, uncertainties and assumptions, you should not rely unduly on any forward-looking statements. Forward-looking events and outcomes discussed in this report may not occur or may transpire differently. The Trustee undertakes no obligation to update forward-looking statements after the date of this report, except as required by law, and all such forward-looking statements in this report are qualified in their entirety by the preceding cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BP Prudhoe Bay Royalty Trust

By: The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: January 8, 2021	By:	/s/ Elaina Rodgers
Elaina Rodgers
Vice President